UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 3, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On May 3, 2005, General Motors Corporation (GM) issued a news release announcing April 2005 sales. The release is as follows:

GM Reports 385,939 Deliveries in April

Cadillac Sales Up 19 Percent; Led by Best-Ever STS Sales and Record CTS Sales

Pontiac G6, Chevrolet Cobalt and Buick LaCrosse Again Post Best Sales

GM Combined Launch Car Deliveries Up 9.5 Percent Compared to Year-Ago Levels

DETROIT - General Motors dealers sold 385,939 new cars and trucks in April. Overall, GM sales were down 7 percent on a selling days adjusted basis. GM's truck sales (215,321) were down 17 percent, due in part to a difficult year-ago comparison when GM set an industry sales record. Car sales (170,618) were up 7.5 percent, paced by solid sales of key launch vehicles.

"We are pleased with the momentum and enthusiasm for our new models," said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. "High volume sedans such as the Pontiac G6, Chevrolet Cobalt and Buick LaCrosse are vital to our success in the marketplace. We are beginning to show significant year-over-year gains with our launch cars compared to the models they replaced. Of note, Cobalt achieved a new sales benchmark with nearly 23,000 deliveries this month. Also, our newest trucks, Chevrolet Equinox and Colorado and GMC Canyon all posted record sales in April."

Cadillac delivered strong sales results in April, achieving a 19 percent increase over year-ago levels. The improvement was driven by a 45 percent increase in car sales. STS, Cadillac's latest entry into the luxury car segment, recorded its third consecutive month of sales increases, with a 20 percent improvement over March. The exceptional sales performance of CTS continues well into its fourth year on the market, with April sales 26 percent greater than last year, establishing a new monthly record.

Chevrolet car sales increased 20 percent in April, driven by the new Cobalt, which had its best-ever monthly sales. Cobalt deliveries jumped an impressive 59 percent compared to March levels, which was its previous high. Economy segment-leading Aveo also contributed to the increase in Chevrolet car sales, achieving record monthly sales that were up 43 percent compared to year-ago levels. On the truck side, Equinox sales were up 76 percent, surpassing the 10,000 unit-sales mark for the sixth time in the last eight months. Colorado achieved record sales in April, with deliveries that were 17 percent above year-ago levels. Chevrolet's product barrage continues throughout 2005 with launches scheduled for the Cobalt SS coupe and Cobalt SS sedan, HHR, and the new Impala and Monte Carlo.

Pontiac G6 sales continued to strengthen, with its best monthly sales to date. Deliveries were 23 percent greater than March levels. Sales of the G6 are expected to continue to grow with the scheduled addition of a coupe and a 4-cylinder sedan this summer and a retractable hardtop convertible anticipated in early 2006. Solstice, Pontiac's exciting new roadster is scheduled to begin production this summer. Canyon, GMC's new entry in the mid-size pickup segment also posted record deliveries, up 41 percent compared to last year.

Sales of Buick's new midsize car, LaCrosse, continue to gain traction. LaCrosse had its best-ever monthly sales, with deliveries 5 percent higher than March levels. LaCrosse retail sales for the third consecutive month outpaced year-ago combined Century and Regal retail sales achieving a noteworthy 74 percent improvement. Lucerne, Buick's new entry-luxury sedan, is scheduled to arrive in dealers' showrooms later this year.

Certified Used Vehicles

April sales for all GM certified used vehicle brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 43,803 units, up 7 percent over last April. Total year-to-date certified GM sales are 176,400 units, up 3 percent.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted robust sales of 36,997 units, up 8 percent from April 2004. Year-to-date sales for GM Certified Used Vehicles are 150,410, up 5 percent.

Cadillac Certified Pre-Owned Vehicles posted sales of 3,312 units, up 16 percent. Used Cars from Saturn sold 2,604 units, down 19 percent. Saab Certified Pre-Owned Vehicles sold 890 units, up 22 percent.

"Coming off a very strong first quarter, GM Certified Used Vehicles, the number one selling certified brand, maintained the momentum in April, with sales increasing 8 percent over last year and year-to-date sales up 5 percent," LaNeve said. "GM Certified continues to set the pace for the certified pre-owned category, and we expect sales to remain strong throughout the year."

GM North America Reports April Production Results, 2005 Second-Quarter Production Forecast Remains Unchanged

In April, GM North America produced 419,600 vehicles (163,400 cars and 256,200 trucks), compared to 454,400 vehicles (176,300 cars and 278,100 trucks) produced in April 2004. Production totals include joint venture production of 22,200 vehicles in April 2005 and 19,600 vehicles in April 2004.

The region's 2005 second-quarter production forecast remains unchanged at 1.250 million vehicles (431,000 cars and 819,000 trucks). In the second quarter of 2004, the region produced 1.389 million vehicles (543,000 cars and 846,000 trucks).

GM also announced revised 2005 second-quarter production forecasts for its international regions:

GM Europe - GM Europe's revised 2005 second-quarter production forecast is 500,000 vehicles, down 3,000 vehicles from last month's guidance. In the second quarter of 2004, GM Europe built 503,000 vehicles.

GM Asia Pacific - GM Asia Pacific's revised 2005 second-quarter production estimate is 390,000 vehicles, up 3,000 vehicles from last month's guidance. In the second quarter of 2004, GM Asia Pacific built 337,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised 2005 second-quarter production estimate is 207,000 vehicles, up 7,000 vehicles from last month's guidance. In the second quarter of 2004, the region built 172,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader since 1931. Founded in 1908, GM today employs about 321,000 people around the world. It has manufacturing operations in 32 countries and its vehicles are sold in 200 countries. In 2004, GM sold nearly 9 million cars and trucks globally, up 4 percent and the second-highest total in the company's history. GM's global headquarters are at the GM Renaissance Center in Detroit. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 April                   January - April
-------------------------------------------------------------------------------
 Curr S/D:   27                         % Chg
 Prev S/D:   26         2005      2004  per S/D       2005       2004    %Chg
-------------------------------------------------------------------------------
Vehicle Total          385,939   401,451   -7.4    1,401,081  1,468,567  -4.6
-------------------------------------------------------------------------------
Car Total              170,618   152,896    7.5      588,894    613,788  -4.1
-------------------------------------------------------------------------------
Truck Total            215,321   248,555  -16.6      812,187    854,779  -5.0
-------------------------------------------------------------------------------
Light Truck Total      209,917   244,241  -17.2      794,210    840,500  -5.5
-------------------------------------------------------------------------------
Light Vehicle Total    380,535   397,137   -7.7    1,383,104  1,454,288  -4.9
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     Market Division
      Vehicle Total                                   Calendar Year-to-Date
                                 April                   January - April
-------------------------------------------------------------------------------
                                        % Chg
                        2005     2004   per S/D      2005        2004    %Chg
-------------------------------------------------------------------------------
Buick                   25,163    25,473   -4.9       86,330    103,485 -16.6
Cadillac                20,251    16,418   18.8       70,324     67,593   4.0
Chevrolet              230,648   235,025   -5.5      845,955    835,868   1.2
GMC                     45,399    49,748  -12.1      168,598    180,211  -6.4
HUMMER                   1,700     2,268  -27.8        7,650      8,670 -11.8
Oldsmobile                 190     3,719  -95.1          981     20,750 -95.3
Other - Isuzu            1,057     1,203  -15.4        4,382      4,064   7.8
Pontiac                 43,028    42,345   -2.2      142,762    162,703 -12.3
Saab                     3,174     3,474  -12.0       10,518     11,524  -8.7
Saturn                  15,329    21,778  -32.2       63,581     73,699 -13.7
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    160,550   144,872    6.7      554,187    588,030  -5.8
-------------------------------------------------------------------------------
Light Truck            209,917   244,241  -17.2      794,210    840,500  -5.5
-------------------------------------------------------------------------------

Twenty-seven selling days for the April period this year and twenty-six for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                   April 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                   April              January - April
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    27       26
-------------------------------------------------------------------------------
Century                    735     6,863  -89.7        4,065     25,390 -84.0
LaCrosse                 8,612         0  ***.*       27,893          0 ***.*
LeSabre                  6,085     8,266  -29.1       23,405     34,821 -32.8
Park Avenue                267     1,475  -82.6        1,486      6,755 -78.0
Regal                       82     2,217  -96.4          409      7,391 -94.5
      Buick Total       15,781    18,821  -19.3       57,258     74,357 -23.0
-------------------------------------------------------------------------------
CTS                      6,182     4,738   25.6       19,584     18,911   3.6
DeVille                  4,503     4,273    1.5       14,958     19,630 -23.8
Eldorado                     0         6  ***.*            0          7 ***.*
Seville                     14       413  -96.7           80      1,742 -95.4
STS                      3,541         0  ***.*       10,412          0 ***.*
XLR                        502       339   42.6        1,469      1,256  17.0
     Cadillac Total     14,742     9,769   45.3       46,503     41,546  11.9
-------------------------------------------------------------------------------
Aveo                     5,783     3,900   42.8       19,817     11,783  68.2
Camaro                       0       108  ***.*            0        127 ***.*
Cavalier                 1,914    17,217  -89.3       15,895     67,278 -76.4
Classic                  9,635     9,032    2.7       40,115     38,044   5.4
Cobalt                  22,726         0  ***.*       51,888          0 ***.*
Corvette                 3,177     3,169   -3.5       11,139     11,570  -3.7
Impala                  23,442    22,149    1.9       87,770     94,773  -7.4
Malibu                  16,812     9,462   71.1       62,604     38,451  62.8
Monte Carlo              3,123     4,125  -27.1       12,896     18,005 -28.4
Prizm                        0         4  ***.*            0          5 ***.*
SSR                        811       966  -19.2        3,514      4,035 -12.9
    Chevrolet Total     87,423    70,132   20.0      305,638    284,071   7.6
-------------------------------------------------------------------------------
Alero                      131     2,728  -95.4          718     15,961 -95.5
Aurora                       1        42  -97.7            8        146 -94.5
Intrigue                     0        42  ***.*            0         55 ***.*
    Oldsmobile Total       132     2,812  -95.5          726     16,162 -95.5
-------------------------------------------------------------------------------
Bonneville               1,209     2,571  -54.7        4,928      9,877 -50.1
Firebird                     0        90  ***.*            0        109 ***.*
G6                      11,790         0  ***.*       32,502          0 ***.*
Grand Am                 8,625    14,347  -42.1       27,052     51,593 -47.6
Grand Prix               7,825    10,156  -25.8       29,333     48,768 -39.9
GTO                      1,111       650   64.6        4,372      2,451  78.4
Sunfire                  3,943     3,489    8.8       14,892     12,666  17.6
Vibe                     6,499     5,478   14.2       20,535     17,959  14.3
     Pontiac Total      41,002    36,781    7.3      133,614    143,423  -6.8
-------------------------------------------------------------------------------
9-2X                       388         0  ***.*        1,184          0 ***.*
9-3                      2,189     2,762  -23.7        7,519      9,055 -17.0
9-5                        597       712  -19.3        1,815      2,469 -26.5
       Saab Total        3,174     3,474  -12.0       10,518     11,524  -8.7
-------------------------------------------------------------------------------
ION                      7,520     8,303  -12.8       31,126     33,408  -6.8
Saturn L Series            844     2,804  -71.0        3,511      9,297 -62.2
Saturn S Series              0         0  ***.*            0          0 ***.*
      Saturn Total       8,364    11,107  -27.5       34,637     42,705 -18.9
-------------------------------------------------------------------------------
        GM Total       170,618   152,896    7.5      588,894    613,788  -4.1
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     160,550   144,872    6.7      554,187    588,030  -5.8
-------------------------------------------------------------------------------
GM Import               10,068     8,024   20.8       34,707     25,758  34.7
-------------------------------------------------------------------------------
        GM Total       170,618   152,896    7.5      588,894    613,788  -4.1
-------------------------------------------------------------------------------

* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   April 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                   April              January - April
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    27       26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             15,781    18,821  -19.3       57,258     74,357 -23.0
Cadillac Total          14,742     9,769   45.3       46,503     41,546  11.9
Chevrolet Total         81,640    66,232   18.7      285,821    272,288   5.0
Oldsmobile Total           132     2,812  -95.5          726     16,162 -95.5
Pontiac Total           39,891    36,131    6.3      129,242    140,972  -8.3
Saturn Total             8,364    11,107  -27.5       34,637     42,705 -18.9
     GM North America
       Total*          160,550   144,872    6.7      554,187    588,030  -5.8
===============================================================================
Chevrolet Total          5,783     3,900   42.8       19,817     11,783  68.2
Pontiac Total            1,111       650   64.6        4,372      2,451  78.4
Saab Total               3,174     3,474  -12.0       10,518     11,524  -8.7
     GM Import Total    10,068     8,024   20.8       34,707     25,758  34.7
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             25,163    25,473   -4.9       86,330    103,485 -16.6
Cadillac Total          20,251    16,418   18.8       70,324     67,593   4.0
Chevrolet Total        230,648   235,025   -5.5      845,955    835,868   1.2
GMC Total               45,399    49,748  -12.1      168,598    180,211  -6.4
HUMMER Total             1,700     2,268  -27.8        7,650      8,670 -11.8
Oldsmobile Total           190     3,719  -95.1          981     20,750 -95.3
Other-Isuzu Total        1,057     1,203  -15.4        4,382      4,064   7.8
Pontiac Total           43,028    42,345   -2.2      142,762    162,703 -12.3
Saab Total               3,174     3,474  -12.0       10,518     11,524  -8.7
Saturn Total            15,329    21,778  -32.2       63,581     73,699 -13.7
     GM Total          385,939   401,451   -7.4    1,401,081  1,468,567  -4.6
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   April 2005
-------------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                                   April              January - April
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    27       26
-------------------------------------------------------------------------------
Rainier                  1,129     1,367  -20.5        4,458      6,799 -34.4
Rendezvous               6,829     5,285   24.4       19,904     22,329 -10.9
Terraza                  1,424         0  ***.*        4,710          0 ***.*
    Total Buick          9,382     6,652   35.8       29,072     29,128  -0.2
-------------------------------------------------------------------------------
Escalade                 1,879     2,474  -26.9        9,149     10,013  -8.6
Escalade ESV               994     1,066  -10.2        4,130      3,906   5.7
Escalade EXT               623       900  -33.3        2,530      3,280 -22.9
SRX                      2,013     2,209  -12.2        8,012      8,848  -9.4
  Total Cadillac         5,509     6,649  -20.2       23,821     26,047  -8.5
-------------------------------------------------------------------------------
Astro                    2,747     3,405  -22.3       11,263     11,306  -0.4
C/K Suburban(Chevy)      6,230     8,887  -32.5       24,464     34,643 -29.4
Chevy C/T Series            32        87  -64.6           82        177 -53.7
Chevy W Series             270       187   39.0          863        684  26.2
Colorado                12,725    10,461   17.1       45,248     27,736  63.1
Equinox                 11,873     6,500   75.9       41,650      7,551 451.6
Express Cutaway/G Cut    1,647     1,695   -6.4        5,766      5,771  -0.1
Express Panel/G Van      7,954     7,120    7.6       26,886     23,447  14.7
Express/G Sportvan       2,211     2,557  -16.7        8,209      5,738  43.1
Kodiak 4/5 Series          957       696   32.4        3,497      2,447  42.9
Kodiak 6/7/8 Series        317       369  -17.3        1,318      1,267   4.0
S/T Blazer                 600     6,351  -90.9        2,959     16,118 -81.6
S/T Pickup                  13     1,444  -99.1           85      6,273 -98.6
Tahoe                   10,134    15,357  -36.5       42,988     57,768 -25.6
Tracker                     51     1,547  -96.8          359      7,503 -95.2
TrailBlazer             17,733    19,542  -12.6       65,291     81,217 -19.6
Uplander                 7,264         0  ***.*       21,405          0 ***.*
Venture                    811    10,189  -92.3        4,001     26,967 -85.2
................................................................................
    Avalanche            4,581     7,945  -44.5       19,587     27,293 -28.2
    Silverado-C/K
      Pickup            55,075    60,554  -12.4      214,396    207,891   3.1
Chevrolet Fullsize
  Pickups               59,656    68,499  -16.1      233,983    235,184  -0.5
................................................................................
  Chevrolet Total      143,225   164,893  -16.4      540,317    551,797  -2.1
-------------------------------------------------------------------------------
Canyon                   3,309     2,262   40.9       11,753      6,408  83.4
Envoy                    9,038    10,306  -15.6       30,716     41,230 -25.5
GMC C/T Series              31       171  -82.5           69        270 -74.4
GMC W Series               383       486  -24.1        1,518      1,459   4.0
Safari (GMC)               512       694  -29.0        1,775      2,364 -24.9
Savana Panel/G Classic   2,323     1,988   12.5        7,250      6,514  11.3
Savana Special/G Cut     2,427     1,581   47.8        6,484      7,315 -11.4
Savana/Rally               217       199    5.0          761        783  -2.8
Sierra                  17,086    18,762  -12.3       67,955     62,533   8.7
Sonoma                       5       438  -98.9           46      2,003 -97.7
Topkick 4/5 Series       1,578       531  186.2        3,265      2,072  57.6
Topkick 6/7/8 Series       779       584   28.5        2,983      1,839  62.2
Yukon                    4,550     7,138  -38.6       19,677     27,594 -28.7
Yukon XL                 3,161     4,608  -33.9       14,346     17,827 -19.5
     GMC Total          45,399    49,748  -12.1      168,598    180,211  -6.4
-------------------------------------------------------------------------------
HUMMER H1                   37        50  -28.7          104        152 -31.6
HUMMER H2                1,663     2,218  -27.8        7,546      8,518 -11.4
   HUMMER Total          1,700     2,268  -27.8        7,650      8,670 -11.8
-------------------------------------------------------------------------------
Bravada                     44       251  -83.1          163      1,027 -84.1
Silhouette                  14       656  -97.9           92      3,561 -97.4
 Oldsmobile Total           58       907  -93.8          255      4,588 -94.4
-------------------------------------------------------------------------------
Other-Isuzu F Series        90        96   -9.7          362        372  -2.7
Other-Isuzu N Series       967     1,107  -15.9        4,020      3,692   8.9
 Other-Isuzu Total       1,057     1,203  -15.4        4,382      4,064   7.8
-------------------------------------------------------------------------------
Aztek                      545     2,345  -77.6        2,462      7,416 -66.8
Montana                    304     3,219  -90.9        1,708     11,864 -85.6
Montana SV6              1,177         0  ***.*        4,978          0 ***.*
   Pontiac Total         2,026     5,564  -64.9        9,148     19,280 -52.6
-------------------------------------------------------------------------------
Relay                    1,275         0  ***.*        5,351          0 ***.*
VUE                      5,690    10,671  -48.7       23,593     30,994 -23.9
   Saturn Total          6,965    10,671  -37.1       28,944     30,994  -6.6
-------------------------------------------------------------------------------
     GM Total          215,321   248,555  -16.6      812,187    854,779  -5.0
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     213,916   247,062  -16.6      806,757    849,863  -5.1
-------------------------------------------------------------------------------
GM Import                1,405     1,493   -9.4        5,430      4,916  10.5
-------------------------------------------------------------------------------
     GM Total          215,321   248,555  -16.6      812,187    854,779  -5.0
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     209,917   244,241  -17.2      794,210    840,500  -5.5
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*            0          0 ***.*
-------------------------------------------------------------------------------
     GM Total          209,917   244,241  -17.2      794,210    840,500  -5.5
-------------------------------------------------------------------------------

* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   April 2005
-------------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                                   April              January - April
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    27       26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              9,382     6,652   35.8       29,072     29,128  -0.2
Cadillac Total           5,509     6,649  -20.2       23,821     26,047  -8.5
Chevrolet Total        143,024   164,769 -16.4       539,681    551,366  -2.1
GMC Total               45,079    49,371  -12.1      167,374    179,059  -6.5
HUMMER Total             1,700     2,268  -27.8        7,650      8,670 -11.8
Oldsmobile Total            58       907  -93.8          255      4,588 -94.4
Other-Isuzu Total          173       211  -21.0          812        731  11.1
Pontiac Total            2,026     5,564  -64.9        9,148     19,280 -52.6
Saturn Total             6,965    10,671  -37.1       28,944     30,994  -6.6
    GM North America
      Total*           213,916   247,062  -16.6      806,757    849,863  -5.1
-------------------------------------------------------------------------------
Chevrolet Total            201       124   56.1          636        431  47.6
GMC Total                  320       377  -18.3        1,224      1,152   6.3
Other-Isuzu Total          884       992  -14.2        3,570      3,333   7.1
    GM Import Total      1,405     1,493   -9.4        5,430      4,916  10.5
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              9,382     6,652   35.8       29,072     29,128  -0.2
Cadillac Total           5,509     6,649  -20.2       23,821     26,047  -8.5
Chevrolet Total        141,649   163,554  -16.6      534,557    547,222  -2.3
GMC Total               42,628    47,976  -14.4      160,763    174,571  -7.9
HUMMER Total             1,700     2,268  -27.8        7,650      8,670 -11.8
Oldsmobile Total            58       907  -93.8          255      4,588 -94.4
Pontiac Total            2,026     5,564  -64.9        9,148     19,280 -52.6
Saturn Total             6,965    10,671  -37.1       28,944     30,994  -6.6
    GM North America
      Ttoal*           209,917   244,241  -17.2      794,210    840,500  -5.5
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              9,382     6,652   35.8       29,072     29,128  -0.2
Cadillac Total           5,509     6,649  -20.2       23,821     26,047  -8.5
Chevrolet Total        141,649   163,554  -16.6      534,557    547,222  -2.3
GMC Total               42,628    47,976  -14.4      160,763    174,571  -7.9
HUMMER Total             1,700     2,268  -27.8        7,650      8,670 -11.8
Oldsmobile Total            58       907  -93.8          255      4,588 -94.4
Pontiac Total            2,026     5,564  -64.9        9,148     19,280 -52.6
Saturn Total             6,965    10,671  -37.1       28,944     30,994  -6.6
    GM Total           209,917   244,241  -17.2      794,210    840,500  -5.5
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 05/03/05



                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car1 Truck1  Total     GME2 GMLAAM3  GMAP4 Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----
2005 Q2  #       431    819   1,250     500   207     390      2,347      17    47       325
O/(U) prior
forecast:@         0      0       0      (3)    7       3          7       0     0         3
-------------   -------------------     ---   ---     ---      -----
============================================================================================




                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----
--------------------------------------------------------------------------------------------
    2001
1st Qtr.         580    634   1,214     538   138      51      1,941      18     9       NA
2nd Qtr.         638    726   1,364     491   165      64      2,084      13    16       NA
3rd Qtr.         574    664   1,238     373   146      74      1,832      11    15       NA
4th Qtr.         573    721   1,294     441   127      67      1,929       9    16       NA
               -----  -----   -----   -----   ---     ---      -----      --    --
     CY        2,365  2,745   5,110   1,842   575     256      7,786      51    56       NA

    2002
1st Qtr.         600    753   1,353     456   131      65      2,005      11    11       NA
2nd Qtr.         688    865   1,553     453   141      74      2,221      15    17       NA
3rd Qtr.         568    740   1,308     408   132      87      1,935      19    20       NA
4th Qtr.         602    824   1,426     453   157      81      2,117      14    25       NA
               -----  -----   -----   -----   ---     ---      -----      --    --
     CY        2,458  3,182   5,640   1,770   561     307      8,278      59    73       NA

    2003
1st Qtr.         591    860   1,451     491   127      77      2,146      19    24       NA
2nd Qtr.         543    837   1,380     488   128      90      2,086      19    24       NA
3rd Qtr.         492    753   1,245     393   135     120      1,893      20    17       NA
4th Qtr.         558    827   1,385     446   157     133      2,121      16    20       NA
               -----  -----   -----   -----   ---     ---      -----      --    --
     CY        2,184  3,277   5,461   1,818   547     420      8,246      74    85       NA

    2004
1st Qtr.         525    820   1,345     473   159     296      2,273      19    19       247
2nd Qtr.         543    846   1,389     503   172     337      2,401      18    48       284
3rd Qtr.         463    746   1,209     411   185     314      2,119      16    43       261
4th Qtr.         466    811   1,277     442   200     386      2,305      17    47       324
               -----  -----   -----   -----   ---   -----      -----      --   ---
     CY        1,997  3,223   5,220   1,829   716   1,333      9,098      70   158     1,116

    2005
1st Qtr.         470    713   1,183     502   185     335      2,205      16    51       287
2nd Qtr. #       431    819   1,250     500   207     390      2,347      17    47       325
-------------   -------------------     ---   ---     ---      -----      --    --


See Notes next page

@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2  GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  May 3, 2005                   By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)